UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 20, 2006

THE STEAK N SHAKE COMPANY
(Exact name of registrant as specified in its charter)

Indiana	000-08445	37-0684070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

36 South Pennsylvania Street, Suite 500 Indianapolis, Indiana 46204
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code		(317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 22, 2006, The Steak n Shake Company (the "Company") and Kelley Operations, Inc. ("Kelley") terminated the Uniform Franchise Agreement, Contract for the Purchase and Sale of Real Estate, and Personal Property Sales Agreement which were entered into on December 16, 2005 and previously reported on a Form 8-K filed with the Commision on December 22, 2005.  The termination occurred after Kelley determined that it no longer wanted to proceed with the proposed franchise relationship at this time.  Neither the Company nor Kelley will incur any penalties or have further obligations under the agreement as a result of the termination.  Wayne L. Kelley is a member of the board of directors of the Company and is president of Kelley.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPLES; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS

On March 20, 2006, the Company announced that Edward Wilhelm was appointed to the Company’s Board of Directors.  Mr. Wilhelm will serve on the Company’s Audit and Compensation Committees. Mr. Wilhelm is currently the Senior Vice President and Chief Financial Officer for Borders Group, Inc., a leading global retailer of books, music and movies with more than 1,200 stores worldwide, where he has served in various senior executive capacities since 1994. He served in several senior executive posts at the Kmart Corporation from 1991 through 1994, after a successful, ten-year career with PricewaterhouseCoopers.  No transactions occurred since the beginning of the Company's last fiscal year to which the Company was a party in which Mr. Wilhelm had or is to have a direct or indirect material interest.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective March 20, 2006, the Company's Board of Directors amended its bylaws to increase the number of persons who may serve on the Board of Directors from nine to ten. A copy of the bylaws, as amended, is filed as Exhibit 3.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

    (d) Exhibits

   3.1 Restated Bylaws, as amended.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE STEAK N SHAKE COMPANY

                                                                  By:    /s/ Jeffrey A. Blade

                                                                                  Jeffrey A. Blade,

                                                                                  Senior Vice President and Chief Financial Officer

                                                                                  Dated: March 20, 2006